Fund/Ticker
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund/FRPDX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Summary Prospectus
December 6, 2023

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated December 6, 2023 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund

Investment Objective

Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.26% A
Total annual operating expenses	0.71%
Fee waiver and/or expense reimbursement	0.21% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.50%
ABased on estimated amounts for the current fiscal year.
BFidelity Diversifying Solutions LLC (FDS) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.50% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FDS reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through November 30, 2025. FDS may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds. Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$51
3 years	$184

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.
Principal Investment Strategies
  Constructing a portfolio focused on commodities exposure that is established through various alternative risk premia (ARP) investment strategies. ARP investment strategies are systematic and rules-based investment strategies motivated by economic or market structure theory that provide exposure to specific risk premia such as carry, liquidity, low beta, momentum, value and volatility.
  Executing the fund's strategy through investments in swaps (including excess return and total return swaps) and other derivatives instruments that are designed to provide the returns of rules-based ARP investment strategy indices that provide commodities exposure. These ARP investment strategies may have long/short exposure to cash, forward contracts, futures, options, and other derivatives, providing exposure to the investment returns of the commodities markets without investing directly in physical commodities.
  Investing in U.S. Government securities, short-term investment-grade debt securities, short-term investment funds, cash, and cash equivalents for investment purposes and to maintain collateral for derivatives positions.
  Employing various quantitative measures and qualitative techniques to evaluate characteristics of risk premia and risk premium indices in order to select ARP investment strategies.
  Engaging in transactions that may have a leveraging effect on the fund, including long and short investments in derivatives (such as swaps - including excess return and total return swaps, forward contracts, futures, and options) to create and adjust the fund's investment exposure, to enhance total return, to hedge risks, to manage certain investment risk, and to manage volatility.
  Investing up to 25% of assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that invests in commodity-linked derivatives and related collateral (cash or cash equivalent investments, short-term investment funds and/or U.S. Government securities), commodity-related exchange-traded funds (ETFs) and commodity-related exchange-traded notes (ETNs).
Principal Investment Risks
  Short Sales and Leverage Risk.
Short sales pose more risk than long positions. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. Regulatory bans on certain short selling activities may prevent a fund from fully implementing its strategy. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. The fund's use of futures, forward contracts, options, swaps, and other derivative instruments may result in losses. The value of these derivative instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments and may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the fund. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Moreover, a relatively small price movement in a derivative contract may result in substantial losses to the fund, exceeding the amount of the margin paid. The use of derivatives can increase the fund's risk exposure to underlying assets and their attendant risks, while also exposing the fund to the risk of mispricing or other improper valuation and the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Subsidiary Risk.
Investment in Fidelity SAI Alternative Risk Premia Commodity Strategy Fund Cayman Ltd, an unregistered subsidiary, is not subject to the investor protections of the Investment Company Act of 1940 (1940 Act) and is subject to the risks associated with investing in derivatives and commodity-linked investing in general. Changes in tax and other laws could negatively affect investments in the subsidiary
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Commodity-Linked Investing.
The value of commodities and commodity-linked investments may be affected by the performance of the overall commodities markets as well as weather, political, tax, and other regulatory and market developments. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures.
  Commodity Futures.
Investments in commodity futures contracts are also subject to the risk of the failure of any of the exchanges on which the fund's positions trade or of its clearinghouses or counterparties. In addition, certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limit. If triggered, these limits could prevent the fund from liquidating unfavorable positions and subject the fund to losses or prevent it from entering into desired trades during the particular trading day.
  Swaps Risk.
The fund may invest in excess return and total return swaps. Swaps may be difficult to value and may be illiquid. The fund could experience losses if the underlying asset or reference does not perform as anticipated. Certain swaps have the potential for unlimited losses, regardless of the size of the initial investment.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Investing in Exchange Traded Funds (ETFs) and ETNs.
ETFs and ETNs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.  ETNs are subject to the risks associated with debt securities, including counterparty risk of the issuer.
In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
FDS (the Adviser) is the fund's manager.  FMR Investment Management (UK) Limited (FMR UK) and other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Farouk Jivraj (Co-Portfolio Manager) has managed the fund since 2023.
Thomas McFarren (Co-Portfolio Manager) has managed the fund since 2023.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9910546.100	COA-SUM-1223